Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Boston Acoustics, Inc. (the “Company”) on Form 10-K for the year ended March 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and President, hereby certifies pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MOSES A. GABBAY
Moses A. Gabbay Chief Executive Officer and President

June 25, 2003